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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 13, 2001 included in Federal Realty Investment Trust's Form 10-K for the year ended December 31, 2000, into the Company's previously filed Registration Statement File No. 333-63619.

ARTHUR ANDERSEN LLP

Vienna, Virginia
November 15, 2001